IVY FUNDS
Delaware Ivy Cash Management Fund
(formerly, Ivy Cash Management Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On September 13, 2021, the Board of Trustees of the Ivy Funds unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date). Retirement accounts, as applicable, within the Fund will be liquidated on or about November 15, 2021 (Liquidation Date) and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken. For Fund accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

As a result of the decision to pursue liquidation and dissolution of the Fund, the Fund will be closed to new investors and all sales efforts will cease as of September 30, 2021. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other legacy Ivy Fund. Any exchange would be made at the current net asset values of the Fund and the selected legacy Ivy Fund. The Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges, as applicable. Additionally, no applicable contingent deferred sales charge will be assessed in connection with any redemption of your shares from the Fund prior to the Liquidation Date. Exchanges are not available with legacy Delaware Funds at this time; however, shareholders may redeem a liquidating fund and invest the proceeds in a legacy Delaware Fund without incurring a sales charge.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.